UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2011

Fortress Investment Group LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor, New York, New York	10105

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 798-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Fortress Investment Group LLC today reported estimated, unaudited credit hedge fund returns for the month ended January 31, 2011 and estimated, unaudited liquid hedge fund returns for the month ended February 28, 2011.
Credit Hedge Funds
The following table shows our estimated, unaudited net returns by credit hedge fund:

	Estimated	Estimated
	One Month Ended	Year-to-Date
	January 31, 2011(2)	January 31, 2011(3)
Net Returns(1)
Drawbridge Special Opportunities L.P.(4)	1.93%	1.93%
Drawbridge Special Opportunities Ltd.(4)	1.77%	1.77%

(1)	The performance data contained herein reflect returns for a “new issue eligible,” single investor class as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees and expenses borne by the above referenced funds, and incentive allocations, as applicable. The returns reflected herein are based on invested capital, excluding the capital invested in unrealized special investments and the unrealized portions of partially realized special investments. Realized returns associated with special investments are included, when realized, in the fund’s performance history. Specific performance may vary based on, among other things, whether fund investors are invested in one or more special investments.

(2)	Monthly performance data are based on management’s unaudited estimates, as of the date hereof, for performance of the above referenced funds from January 1, 2011 to January 31, 2011. Such performance data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.

(3)	Performance data for year-to-date January 31, 2011 are based on management’s unaudited estimates, as of the date hereof, for performance of the above referenced funds from January 1, 2011 to January 31, 2011. Such data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.

(4)	The returns for the Drawbridge Special Opportunities Funds reflect the performance of each fund excluding the performance of the redeeming capital accounts which relate to December 31, 2008, December 31, 2009 and December 31, 2010 redemptions in the case of Drawbridge Special Opportunities L.P., and December 31, 2008 and December 31, 2009 redemptions in the case of Drawbridge Special Opportunities Ltd.
Liquid Hedge Funds
The following table shows our estimated, unaudited net returns by liquid hedge fund:

	Estimated	Estimated
	One Month Ended	Year-to-Date
	February 28, 2011(2)	February 28, 2011(3)
Net Returns(1)
Fortress Macro Fund Ltd	0.31%	0.12%
Fortress Macro Onshore Fund LP	0.31%	0.12%
Fortress Commodities Fund L.P.	0.71%	1.41%

(1)	The performance data contained herein reflect returns for a single investor class, “new issue eligible investor” that subscribed on the date each of the above referenced funds was launched, as of the close of business on the last day of the relevant period. Net returns reflect performance data after taking into account management fees and expenses borne by the above referenced funds, and incentive allocations, as applicable.

(2)	Monthly performance data are based on management’s unaudited estimates, as of the date hereof, for performance of the above referenced funds from February 1, 2011 to February 28, 2011. Such performance data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.

(3)	Performance data for year-to-date February 28, 2011 are based on management’s unaudited estimates, as of the date hereof, for performance of the above referenced funds from January 1, 2011 to February 28, 2011. Such data may change upon completion of the month-end and year-end valuation procedures, and any such changes could be material.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “would,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “pipeline,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve” or the negative version of those words or other comparable words. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs as of the date of this report regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Numerous factors, including, but not limited to, the net asset value of assets in certain Fortress funds, could cause actual events to differ from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those expressed or implied in any forward-looking statements.
Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report, and you should not regard any forward-looking statement as a representation by the Company or any other person that the future plans, estimates or expectations currently contemplated by the Company will be achieved. You should consider any forward-looking statements included in this report in light of the risks and other important factors described in the Company’s filings with the Securities and Exchange Commission, particularly those identified in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, which are available on the Company’s website (www.fortress.com).
The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.
* * *
This Current Report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC (Registrant)
/s/ David N. Brooks
David N. Brooks
General Counsel Date: March 4, 2011